                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2002
                                                           -------------

                             ESSENTIAL REALITY, INC.
             (Exact name of registrant as specified in its charter)

   Nevada                               000-32319                 33-0851302
   ----------------------------------------------------------------------------
   (State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                   File Number)            Identification No.)

            49 West 27th Street, Suite 7E, New York, New York 10001
            -------------------------------------------------------
                     Address of principal executive offices

        Registrant's telephone number, including area code: 212-244-3200
                                                            ------------

             ------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.     Change in Registrant's Certifying Accountant.
            --------------------------------------------

            The accounting firm of Lesley,  Thomas,  Schwarz & Postma,  Inc. has served as our independent  public  accountants  from March 31, 1999  (inception)
through the year ended  December  31,  2001.  In  contemplation  of our business combination with Essential Reality,  LLC, our Board of Directors recommended the appointment  of  Deloitte  & Touche  LLP as our  independent  auditors  and at a meeting of our shareholders on February 1, 2002, our  shareholders  approved the change in  accountants.  Due to the delay in closing the  business  combination, such change in accountants was never effected. Lesley, Thomas, Schwarz & Postma,
Inc. was officially  dismissed and Deloitte & Touche LLP was officially  engaged on July 12, 2002.

            The report of Lesley, Thomas, Schwarz & Postma, Inc. for each of the two years in the period ended December 31, 2001 contained no adverse  opinion or disclaimer  of  opinion,  nor was  modified  as to  uncertainty,  audit scope or accounting  principles.  During such period, there were no disagreements between us and them on any  matter of  accounting  principles  or  practices,  financial statement  disclosure or auditing scope or procedure,  which, if not resolved to their  satisfaction,  would have  caused them to make  reference  to the subject matter of the  disagreement in connection with their report.  No event described in paragraph  (a)(1)(iv) of Item 304 of  Regulation  S-B has occurred with us at any time during such periods.  We have not consulted  with Deloitte & Touche LLP regarding the  application of accounting  principles to a specific  completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

       (c)

            Exhibit Number          Description
            --------------          -----------

            16.1                    Letter of Lesley,  Thomas, Schwarz & Postma,
                                    Inc.  regarding  termination  as  certifying
                                    accountant.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ESSENTIAL REALITY, INC.

Dated: July 12, 2002                         By: /s/ Steven Francesco
                                                 ------------------------------
                                                 Name:  Steven Francesco
                                                 Title: Chief Executive Officer